UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2019 (June 26, 2019)

FUSE MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-10093	59-1224913
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas		75080
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (469) 862-3030

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FZMD	OTCPink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matter to a Vote of Security Holders.

On June 26, 2019, Fuse Medical, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). The total number of shares of common stock eligible to vote as of the record date, May 8, 2019, was 74,600,181 and, pursuant to the Company’s Bylaws, 37,300,090 shares were required to be present or represented at the Annual Meeting to constitute a quorum. The total number of shares of common stock present or represented at the Annual Meeting was 66,166,602, and a quorum therefore existed.

At the Annual Meeting:

1.	Election of Board of Directors. The following persons were elected as directors of the Company for a one-year term expiring at the 2020 Annual Meeting of Stockholders with the following vote:

Name	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Renato V. Bosita, Jr., MD	64,703,268	51	11	1,463,272
Mark W. Brooks	64,691,526	11,793	11	1,463,272
Ricky Raj S. Kaira, MD	64,703,268	51	11	1,463,272
William E. McLaughlin, III	64,531,065	172,254	11	1,463,272
Christopher C. Reeg	64,691,528	11,791	11	1,463,272

2.

Ratification of the Selection of Baker Tilly Virchow Krause LLP (“Baker Tilly”). The selection of Baker Tilly (formerly Montgomery Coscia Greilich, LLC) to act as independent registered public accounting firm for the Company for the fiscal year ended December 31, 2018 and the fiscal year ending December 31, 2019 was ratified by a vote of (i) 66,155,237 in favor, (ii) 1,550 against, and (iii) 9,815 abstaining.

3.

Ratification and Adoption of the Company’s Amended and Restated Bylaws. The ratification and adoption of the Company’s Amended and Restated Bylaws was approved by a vote of (i) 64,691,499 in favor, (ii) 11,795 against, and (iii) 36 abstaining.

On June 27, 2019, the Company issued a press release announcing, among other things, the voting results with respect to each of the proposals presented to stockholders at the Annual Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.

99.1	Press Release of Fuse Medical, Inc., dated June 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FUSE MEDICAL, INC.

By:	/s/ William E. McLaughlin, III
William E. McLaughlin, III, Senior Vice President
Chief Financial Officer and Director

Date: June 27, 2019